UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): August 16, 2021

BRAEMAR HOTELS & RESORTS INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35972	46-2488594
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway
Suite 1200
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BHR	New York Stock Exchange
Preferred Stock, Series B	BHR-PB	New York Stock Exchange
Preferred Stock, Series D	BHR-PD	New York Stock Exchange

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The independent directors of the board of directors of Braemar Hotels & Resorts Inc. (the “Company”) proposed to Ashford Inc. (“AINC”) to amend the Fifth Amended and Restated Advisory Agreement (as amended, the “Amended and Restated Advisory Agreement”). The independent directors of the board of directors of AINC agreed to the proposed amendment, and on August 16, 2021, the parties entered into Amendment No. 2 (the “Amendment”) to the Amended and Restated Advisory Agreement by and among the Company, Braemar Hospitality Limited Partnership, Braemar TRS Corporation, AINC and Ashford Hospitality Advisors LLC (together with AINC, the “Advisor”). The Amendment amends the Amended and Restated Advisory Agreement solely to remove the requirement that the Advisor publish in each Quarterly Report on Form 10-Q and each Annual Report on Form 10-K that it files under the Securities Exchange Act of 1934, as amended, the incremental expenses incurred by the Advisor in connection with providing services to the Company under the Amended and Restated Advisory Agreement (the “Incremental Expenses”) and to provide to the audit committee of the board of directors of the Company a report of an accounting firm that the Advisor’s determination of such Incremental Expenses is reasonable. The independent directors of the board of directors of the Company believe this was having a negative impact on the Company’s valuation, and have determined that it is in the best interests of the Company and its stockholders to enter into the Amendment.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

Exhibit Number         Description

10.1    Amendment No. 2 to the Fifth Amended and Restated Advisory Agreement, dated as of August 16, 2021, by and among Braemar Hotels & Resorts Inc., Braemar Hospitality Limited Partnership, Braemar TRS Corporation, Ashford Inc. and Ashford Hospitality Advisors LLC
104    Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 17, 2021

BRAEMAR HOTELS & RESORTS INC.

By:	/s/ Deric S. Eubanks
Deric S. Eubanks
Chief Financial Officer